                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                    Case No.: 399-02649 THROUGH 399-02680

        SERVICE MERCHANDISE COMPANY, INC.
                                          Judge:          PAINE


                                          Chapter 11

Debtor(s)


         MONTHLY OPERATING REPORT FOR PERIOD ENDING September 30, 2001

         COMES NOW, SERVICE MERCHANDISE COMPANY, INC.

         Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing August 27, 2001 and ending September 30, 2001 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

         [X]   Monthly Reporting Questionnaire (Attachment 1)

         [X]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

         N/A   Summary of Accounts Receivable (Form OPR-3)

         [X]   Schedule of Postpetition Liabilities (Form OPR-4)

         [X]   Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:    10/22/01               DEBTOR - IN - POSSESSION
       -------------

                                By:                   /s/ KENNETH A. CONWAY
                                                ------------------------------
                                Name and Title: KENNETH A. CONWAY,
                                                ------------------------------
                                                VICE PRESIDENT AND CONTROLLER
                                                ------------------------------

                                Address:        7100 SERVICE MERCHANDISE DRIVE
                                                ------------------------------
                                                BRENTWOOD, TENNESSEE 37027
                                                ------------------------------

                                Telephone No:   (615) 660-3340
                                                ------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

1. PAYROLL

                                                                                          WAGES                   TAXES
     OFFICERS                            TITLE                                      GROSS        NET          DUE          PAID
----------------------------------------------------------------------------------------------------------------------------------
S. CUSANO              CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER         $ 72,309.70  $ 46,134.19  $ 5,147.07   $20,327.14
JANE F. GILMARTIN      PRESIDENT AND CHIEF MERCHANDISING OFFICER                 $206,548.20  $143,973.05  $ 3,387.77   $58,606.33
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,      $ 34,542.58  $ 23,464.65  $ 2,108.22   $ 8,585.21
                       GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER         $ 29,728.08  $ 20,464.92  $ 1,744.61   $ 7,140.95
ERIC A. KOVATS         SENIOR VICE PRESIDENT, STORES                             $ 27,364.68  $ 18,990.20  $ 1,479.16   $ 6,056.97
KARREN M. PRASIFKA     VICE PRESIDENT, ASSISTANT GENERAL COUNSEL                 $ 32,206.15  $ 22,169.16  $ 1,343.86   $ 8,476.98
KENNETH A. CONWAY      VICE PRESIDENT AND CONTROLLER                             $ 24,934.35  $ 18,725.71  $   686.38   $ 5,129.59
JOE M. ELLIOTT         VICE PRESIDENT, PROPERTY ADMINISTRATION                   $ 22,142.40  $ 15,075.55  $   677.86   $ 4,595.68
KIMBERLY B. SOUTHARD   ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING AND
                       ASSISTANT TREASURER                                       $ 16,594.70  $ 10,995.78  $   673.79   $ 4,154.66

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.

JANE F. GILMARTIN                                                                $156,250.00

The following associates received Supplemental Incentive Bonuses (SIP) included in the amounts above.

KARREN M. PRASIFKA                                                               $ 10,935.00
KENNETH A. CONWAY                                                                $  8,500.00
JOE M. ELLIOTT                                                                   $  7,500.00
KIMBERLY B. SOUTHARD                                                             $  5,500.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

2. INSURANCE

                                                                  COVERAGE        POLICY        EXPIRATION   PREMIUM  DATE COVERAGE
TYPE                             NAME OF CARRIER                   AMOUNT         NUMBER          DATE       AMOUNT    PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                         Fireman's Fund Insurance Co    $ 5 Million    01MXI97600751    12/31/01     $685,000   12/31/01
                                 Royal Indemnity Co.            $ 5 Million        RHD317182    12/31/01     $ 90,250   12/31/01
                                 Westchester Fire               $15 Million      1XA394430-0    12/31/01     $ 64,125   12/31/01
                                 Allianz Insurance Co           $12 Million       CLP1036568    12/31/01     $ 26,583   12/31/01
                                 TIG Insurance Co               $13 Million      XPT38844629    12/31/01     $ 28,730   12/31/01
                                 Westchester Fire               $20 Million      1XA394429-0    12/31/01     $ 13,500   12/31/01
                                 Allianz Insurance Co           $30 Million       CLP1036568    12/31/01     $ 20,250   12/31/01
                                 Allianz Insurance Co           $25 Million       CLP1036568    12/31/01     $  8,500   12/31/01
Boiler & Machinery               Hartford Steam Boiler          $10 Million          4914359    12/31/01     $  9,934   12/31/01
Transit                          Fireman's Fund Insurance Co    $ 1 Million       CCIMG72820    12/31/01     $ 10,000   12/31/01
Ocean Cargo                      Fireman's Fund Insurance Co    $10 Million          CR37211    12/31/01     $ 40,000   12/31/01
General Liability                Ace American Ins Co            $ 5 Million     XSLG20577009    12/31/01     $212,279   12/31/01
Workers' Compensation            Pacific Employers Ins Co         Statutory     WLRC43024516    12/31/01     $136,566   12/31/01
WC Excess                        Ace American Ins Co              Statutory        XWC014026    12/31/01     $ 12,108   12/31/01
WC Contractual Indemnity         Illinois Union Insurance Co      Statutory     CTPG20577344    12/31/01     $ 20,500   12/31/01
Auto                             Pacific Employers Ins Co       $ 1 Million     ISAH07968358    12/31/01     $ 33,518   12/31/01
Umbrella                         Ohio Casualty Group            $50 Million      BXO52805120    12/31/01     $ 88,250   12/31/01
Excess Liability                 Zurich American of Illinois    $50 Million     AEC287610703    12/31/01     $ 30,000   12/31/01
International                    Ace American Ins Co            $ 1 Million        PHF051491    12/31/01     $  2,500   12/31/01
Punitive Damages                 Magna Carta Ins. Ltd.          $50 Million       MCPD201058    12/31/01     $ 40,000   12/31/01
Punitive Damages - Excess        Zurich Ins. Co Bermuda Branch  $50 Million     ZICBB-091 PD    12/31/01     $  5,000   12/31/01
Directors & Officers             Continental Insurance Co       $10 Million        300714943    03/01/02     $200,000   03/01/02
                                 Federal Insurance Co           $10 Million       81278902-A    03/01/02     $190,000   03/01/02
                                 Royal Insurance Co             $10 Million        PSF000009    03/01/02     $175,000   03/01/02
                                 Greenwich Ins. Co.             $10 Million      ELU82217-01    03/01/02     $198,949   03/01/02
                                 Zurich-American Ins. Co.       $10 Million    DOC3746468-00    03/01/02     $146,704   03/01/02
                                 Kemper Insurance Co            $10 Million      3DY00200100    03/01/02     $ 99,110   03/01/02
Crime                            National Union Fire Ins Co     $10 Million          8726439    03/01/02     $ 53,833   03/01/02
Fiduciary                        National Union Fire Ins Co     $10 Million          8726812    03/01/02     $ 25,839   03/01/02
Employment Practices Liability   Chubb Insurance Co             $ 5 Million        81278901A    03/01/02     $100,000   03/01/02
                                 National Union Fire Ins Co     $ 5 Million          8727499    03/01/02     $ 70,000   03/01/02
                                 Royal Insurance Co             $10 Million        PSF000010    03/01/02     $ 85,000   03/01/02
Special Crime                    Reliance Insurance Co          $25 Million       NFK1951937    05/01/02     $ 13,458   05/01/02


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                      $     4,950
RETAIL SAFE FUNDS                                                                  1,768,235

CORPORATE ACCOUNTS                                                                 2,365,820

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                      615,131
KEY NATIONAL BANK                                                                    254,311
FLEET BOSTON                                                                         320,691
FIRST UNION                                                                        2,148,644
BANK ONE LOUISIANA                                                                   274,451
ABN - AMRO BANK                                                                       84,888
COMERICA BANK                                                                        116,428
AM SOUTH                                                                             242,956
BANK OF AMERICA                                                                      192,614
BANK OF OKLAHOMA                                                                     140,823
CHASE BANK OF TEXAS                                                                  625,181
SINGLE STORE DEPOSITORY ACCOUNTS                                                     253,978
WELLS FARGO BANK                                                                      52,930
BANK ONE, IN                                                                         114,866
PNC BANK                                                                             339,589
OAK BROOK BANK                                                                       421,257

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                 6,768,628


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                        81,270
OTHER CASH ACCOUNTS                                                                  572,300
                                                                                 -----------

TOTAL CASH PER GENERAL LEDGER                                                    $17,759,941
                                                                                 ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                         ACTUAL           ACTUAL         ACTUAL           ACTUAL           ACTUAL         TOTAL

                               Monday   08/27/01         09/03/01       09/10/01         09/17/01         09/24/01       08/27/01
                               Sunday   09/02/01         09/09/01       09/16/01         09/23/01         09/30/01       09/30/01
                                        --------         --------       --------         --------         --------      ---------
Receipts:
   Sales receipts                       $ 11,462         $16,603        $ 11,770         $ 12,885         $ 16,470      $  69,190
   Miscellaneous receipts                  1,515           8,813              --              250               --         10,578
                                        --------         -------        --------         --------         --------      ---------
Total available collections               12,977          25,416          11,770           13,135           16,470         79,768


Disbursements:
   Merchandise disbursements              14,062          10,403           9,500           21,177           17,711         72,853
   Non-merchandise disbursements           8,219          13,661           7,430           10,293           10,831         50,434
                                        --------         -------        --------         --------         --------      ---------
Total disbursements                       22,281          24,064          16,930           31,470           28,542        123,287
                                        --------         -------        --------         --------         --------      ---------

Net receipts/(disbursements)            $ (9,304)        $ 1,352        $ (5,160)        $(18,335)        $(12,072)     $ (43,519)
                                        ========         =======        ========         ========         ========      =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                        ACTUAL            ACTUAL           FORECAST          FORECAST          FORECAST
                                       09/30/01          10/14/01          10/28/01          10/28/01          12/31/01
                                       --------          --------          --------          --------          --------
Ending total revolver balance          $231,312          $264,910          $283,021          $324,612          $ 64,392
Term loan                                60,000            60,000            60,000            60,000            60,000
Standby letters of credit                23,729            23,572            23,572            24,416            22,310
Trade letters of credit                  42,639            31,563            27,416            21,640            25,308
                                       --------          --------          --------          --------          --------
Total extensions of credit              357,680           380,045           394,009           430,668           172,010

Borrowing base                          456,262           482,700           492,590           531,415           393,213
                                       --------          --------          --------          --------          --------

Availability                           $ 98,582          $102,655          $ 98,581          $100,747          $221,203
                                       ========          ========          ========          ========          ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

4. PAYMENTS TO PROFESSIONALS AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

VENDOR #                     VENDOR NAME                       CHECK AMT.    CHECK DATE       CHECK #
--------------------------------------------------------------------------------------------------------
  57117   Deloitte and Touche                                 $ 68,950.00    08/29/01        50051743
  57117   Deloitte and Touche                                 $ 18,000.00    08/29/01        50051811
  57117   Deloitte and Touche                                 $ 16,967.27    08/30/01        50051892
  99459   Robert L. Berger and Associates                     $ 11,274.23    08/30/01        B0025585
  50995   Brann and Isaacson                                  $  2,385.88    08/31/01        50051987
 101232   E & Y Capital Advisors, LLC                         $ 86,338.00    08/31/01        B0025592
 101993   Rothschild, Inc.                                    $ 87,976.72    08/31/01        B0025593
  98378   Skadden, Arps, Slate, Meagher and Flom              $370,119.00    08/31/01        B0025594
  99391   Otterbourg, Steindler, Houston and Rosen, PC        $ 46,961.88    08/31/01        B0025595
  99454   Harwell, Howard, Hyne, Gabbert and Manner, PC       $  8,341.29    08/31/01        B0025596
  57117   Deloitte and Touche                                 $ 17,137.69    09/07/01        50052364
  57117   Deloitte and Touche                                 $ 46,080.00    09/13/01        50052919
  57117   Deloitte and Touche                                 $  5,500.00    09/14/01        50053064
  95384   Deloitte and Touche                                 $ 25,058.00    09/17/01        50053190
  99444   Sitrick and Company, Inc.                           $  4,326.73    09/17/01        B0025714
 101232   E & Y Capital Advisors, LLC                         $ 97,489.00    09/17/01        B0025720
  71217   Bass, Berry and Sims                                $211,458.90    09/17/01        B0025721
  50995   Brann and Isaacson                                  $    395.00    09/19/01        50053316
  86237   Brusniak, Clement, Harrison and McCool, PC          $    800.00    09/19/01        50053398
  99459   Robert L. Berger and Associates                     $ 17,684.52    09/19/01        B0025727


VENDOR #                     VENDOR NAME                       CHECK AMT.    CHECK DATE        CHECK #
--------------------------------------------------------------------------------------------------------
   57117  Deloitte and Touche                                  $ 24,074.00   09/20/01        50053497
  101730  CBIZ Property Tax Solutions, Inc.                    $ 14,318.75   09/25/01        50053882
  101730  CBIZ Property Tax Solutions, Inc.                    $    714.72   09/25/01        50053883
  101730  CBIZ Property Tax Solutions, Inc.                    $    710.04   09/25/01        50053884
  101730  CBIZ Property Tax Solutions, Inc.                    $  4,142.63   09/25/01        50053885
  101730  CBIZ Property Tax Solutions, Inc.                    $    132.42   09/25/01        50053886
  101730  CBIZ Property Tax Solutions, Inc.                    $  1,324.14   09/25/01        50053887
  101730  CBIZ Property Tax Solutions, Inc.                    $    706.71   09/25/01        50053888
  101730  CBIZ Property Tax Solutions, Inc.                    $  3,570.36   09/25/01        50053889
  101730  CBIZ Property Tax Solutions, Inc.                    $    922.17   09/25/01        50053890
  101730  CBIZ Property Tax Solutions, Inc.                    $  3,868.59   09/25/01        50053891
  101730  CBIZ Property Tax Solutions, Inc.                    $  4,043.74   09/25/01        50053892
  101730  CBIZ Property Tax Solutions, Inc.                    $  2,938.65   09/25/01        50053893
   71217  Bass, Berry and Sims                                 $190,328.46   09/26/01        70001143
   99454  Harwell, Howard, Hyne, Gabbert and Manner, PC        $  1,666.68   09/26/01        70001144
  101993  Rothschild, Inc.                                     $ 87,967.34   09/28/01        B0025796
   44013  McCarter and English                                 $  1,326.39   09/28/01        B0025798
   44013  McCarter and English                                 $ 18,456.81   09/28/01        B0025799
   99391  Otterbourg, Steindler, Houston and Rosen, PC         $ 38,227.88   09/28/01        B0025800
   99454  Harwell, Howard, Hyne, Gabbert and Manner, PC        $  5,392.72   09/28/01        B0025801

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                                                        SEPTEMBER 30,              AUGUST 26,
                                                                                           2001                       2001
                                                                                        -----------                -----------
ASSETS
Current Assets:
      Cash and cash equivalents                                                         $    17,760                $    26,218
      Accounts receivable                                                                     7,895                      6,670
      Inventories                                                                           483,632                    425,960
      Prepaid Expenses                                                                       12,365                     10,969
                                                                                        -----------                -----------

      TOTAL CURRENT ASSETS                                                                  521,652                    469,817
                                                                                        -----------                -----------

PROPERTY AND EQUIPMENT
      Owned assets, net of accumulated depreciation                                         346,148                    348,404
      Capitalized leases, net of accumulated amortization                                    10,705                     10,910
                                                                                        -----------                -----------
                     TOTAL PROPERTY AND EQUIPMENT                                           356,853                    359,314
                                                                                        -----------                -----------
      Other assets and deferred charges                                                      36,296                     38,482
                                                                                        -----------                -----------

      TOTAL ASSETS                                                                      $   914,801                $   867,613
                                                                                        ===========                ===========
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
      Notes payable to banks                                                            $   231,312                $   188,014
      Accounts payable                                                                       66,646                     45,650
      Accrued expenses                                                                       88,189(a)                  90,464
      State & local sales tax                                                                 9,110                      8,435
      Current maturities capitalized leases                                                      99                         99
                                                                                        -----------                -----------
      TOTAL CURRENT LIABILITIES                                                             395,356                    332,662
                                                                                        -----------                -----------

FORM OPR - 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                                        SEPTEMBER 30,               AUGUST 26,
                                                                                           2001                       2001
                                                                                        -----------                -----------
Long-Term Liabilities:
      Long-term debt                                                                         60,000                     60,000
      Capitalized lease obligations                                                           2,321                      2,329
Liabilities Subject To Compromise:
      Accrued restructuring costs                                                            42,068                     42,077
      Capitalized lease obligations                                                          19,767                     20,040
      Long-term debt                                                                        408,470                    409,138
      Accounts payable                                                                      198,522                    198,749
      Accrued expenses                                                                       93,195(a)                  91,822
                                                                                        -----------                -----------
      Total Liabilities Subject To Compromise                                               762,022                    761,826

      TOTAL LIABILITIES                                                                   1,219,699                  1,156,817
                                                                                        -----------                -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
      Common stock                                                                           49,935                     49,935
      Additional paid-in-capital                                                              5,881                      5,881
      Deferred compensation                                                                    (125)                      (137)
      Accumulated other comprehensive loss                                                   (1,941)                    (2,545)
      Retained (deficit) earnings                                                          (358,648)                  (342,338)
                                                                                        -----------                -----------
                 TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                                      (304,898)                  (289,204)

      TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY                              $   914,801                $   867,613
                                                                                        ===========                ===========

NOTE:


(a) Approximately $17 million of pre-petition expired gift certificates and credit slips were reclassified to liabilities subject to compromise during September 2001. The prior period was restated for comparability.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: SEPTEMBER 30, 2001
FORM OPR-3 NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  09/30/2001
FORM OPR-4

                                                 Total
                                               --------
Trade Accounts Payable (Merchandise)           $ 66,646




                                                 Total
                                               --------

Expense & other payables                       $ 88,189

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                                                       Date             Date           Total
                   TAXES PAYABLE                                     Incurred           Due             Due
                                                                     --------         --------       ---------
Federal income tax                                        **          Various         Various        $   7,921

State income tax                                                      Various         Various             (621)
                                                                                                     ---------

                                          SUBTOTAL                                                   $   7,300
                                                                                                     ---------


Sales/use tax                             SUBTOTAL        *           Various         Various        $   9,878
                                                                                                     ---------


Personal property tax                                     *           Various         Various        $  2,677

Real estate taxes                                         *           Various         Various          12,954

Inventory taxes                                           *           Various         Various              --

Gross receipts/bus licenses                               *           Various         Various             209

Franchise taxes                                           *           Various         Various             525
                                                                                                     --------

                                          SUBTOTAL                                                   $ 16,365
                                                                                                     --------


TOTAL TAXES PAYABLE                                                                                  $ 33,543
                                                                                                     ========

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 27, 2001 THROUGH SEPTEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (9/30/01 BALANCE)
                                                        ---------             --------        ----------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00             04/14/04            $ 231,312
         Facility standby letters of credit              04/14/00             04/14/04               23,729
         Facility trade letters of credit                04/14/00             04/14/04               42,639
         Term loans                                      04/14/00             04/14/04               60,000
                                                                                                  ---------
TOTAL EXTENSIONS OF CREDIT                                                                        $ 357,680
                                                                                                  =========

ACCRUED INTEREST PAYABLE                                                                          $   1,285
                                                                                                  =========

FORM OPR-5     SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                               ACTIVITY         ACTIVITY      ACTIVITY YTD      ACTIVITY YTD
                                                               AUGUST 27,       AUGUST 28,       AUGUST 27,       AUGUST 28,
                                                                2001               2000            2001             2000
                                                               THROUGH           THROUGH         THROUGH           THROUGH
                                                              SEPTEMBER 30,     OCTOBER 1,     SEPTEMBER 30,     OCTOBER 1,
                                                                  2001             2000            2001             2000
                                                                --------         -------         --------       -----------
Net Sales                                                       $ 64,350        $ 83,142        $ 636,647       $ 1,034,915

Costs of merchandise sold and buying and occupancy expense        49,907          62,374          470,156           820,467
                                                                --------         -------         --------       -----------

Gross margin after cost of merchandise sold and
  buying and occupancy expenses                                   14,443          20,768          166,491           214,448

Selling, General and Administrative Expenses:
     Net Employment Expense                                       14,871          20,749          125,218           219,974
     Net Advertising                                                 778           9,097           38,614            54,535
     Banking and Other Fees                                          999           1,245           11,935            14,833
     Real Estate and Other Taxes                                   1,849           2,156           16,944            17,429
     Supplies                                                        708             945            5,677             8,070
     Communication and Equipment                                     316             367            2,874             3,531
     Travel                                                          471             600            3,065             4,693
     UCC and Other Services                                         (690)           (362)          (3,298)           (6,690)
     Legal and Professional                                          299             342            3,052             2,839
     Sales and Shipping                                              162              96              971             1,025
     Insurance                                                       533             467            3,886             3,533
     Miscellaneous                                                    63            (353)             475               (72)
     Credit Card Services                                             (9)            (52)         (22,037)             (446)
                                                                --------         -------         --------       -----------
Total Selling, General and Administrative Expenses                20,350          35,297          187,376           323,254

Other expense/(income), net                                           (8)            (15)           1,383           (14,791)

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)


                                                                  ACTIVITY         ACTIVITY      ACTIVITY YTD      ACTIVITY YTD
                                                                  AUGUST 27,       AUGUST 28,       AUGUST 27,       AUGUST 28,
                                                                    2001              2000            2001             2000
                                                                   THROUGH          THROUGH         THROUGH           THROUGH
                                                                 SEPTEMBER 30,     OCTOBER 1,     SEPTEMBER 30,     OCTOBER 1,
                                                                     2001             2000            2001             2000
                                                                   --------         --------        --------        ---------
Restructuring charge (credit)                                            --               --              --           (2,524)

Depreciation and amortization                                         3,964            3,611          31,074           29,351
                                                                   --------         --------        --------        ---------

Earnings (loss) before interest, reorganization items, and
  income tax                                                         (9,863)         (18,125)        (53,342)        (120,842)

Interest expense - debt                                               3,747            3,270          28,707           26,922
Interest expense - capitalized leases                                   251              287           2,362            2,692
                                                                   --------         --------        --------        ---------
Earnings (loss) before reorganization items, and income tax         (13,861)         (21,682)        (84,411)        (150,456)

Reorganization Items:

     Severance                                                           --               --              --            9,423
     Legal and Professional                                           2,137            2,668          18,673           30,367
     Miscellaneous                                                      261              263           2,126            2,142
     Loss (Gain) on Disposal of Assets                                   51           (8,978)          1,078           (5,206)
     Close Store Charges                                                 --              723              21              462

     Total Reorganization Items                                       2,449           (5,324)         21,898           37,188
                                                                   --------         --------        --------        ---------
Earnings (loss) before income tax                                   (16,310)         (16,358)       (106,309)        (187,644)
     Income tax benefit                                                  --               --              --               --

     Cumulative Effect of Change in Accounting Principles                --               --              --               --
                                                                   --------         --------        --------        ---------

Net earnings (loss)                                                $(16,310)        $(16,358)      $(106,309)       $(187,644)
                                                                   ========         ========        ========        =========


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